                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 28, 2001
                        (Date of earliest event reported)



                          CAPSTEAD MORTGAGE CORPORATION
             (Exact name of Registrant as specified in its charter)

              Delaware                           333-63358                         75-2027937
      (State of Incorporation)             (Commission File No.)                (I.R.S. Employer
                                                                               Identification No.)



    8401 North Central Expressway
              Suite 800                                                               75225
(Address of Principal Executive Offices)                                           (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 874-2323

Item 5. Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-63358) filed with the Securities and Exchange Commission (the "Commission") on June 19, 2001 (the "Registration Statement"), pursuant to which the Registrant registered 4,649,358 shares of its common stock, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus (the "Core Prospectus") and the related Prospectus Supplement (the "Prospectus Supplement", and collectively with the Core Prospectus, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b)(5) on November 28, 2001, with respect to 1,000,000 shares of the Registrant's common stock (the "Offered Securities") offered by the selling stockholder, Fortress CAP LLC.

         The Registrant is filing this Current Report on Form 8-K to file the Underwriting Agreement, dated as of November 26, 2001 by and among Fortress CAP LLC, the Registrant and Bear, Stearns & Co. Inc., as Exhibit 1.1, and the consent of Ernst & Young LLP, dated as of November 26, 2001, as Exhibit 23.1.

         The Registrant is also filing this Current Report on Form 8-K to amend and re-state the section of the Core Prospectus captioned "Description of the Securities -- Special Statutory Requirements For Certain Transactions" of the Core Prospectus in its entirety to read as follows:

SPECIAL STATUTORY REQUIREMENTS FOR CERTAIN TRANSACTIONS

         The following summary of certain provisions of the Maryland General Corporations Law and of our charter and the bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law and to our charter and the bylaws, copies of which are filed with the SEC.

         Business Combination Statute. Under the Maryland General Corporations Law, certain "business combinations" (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who directly or indirectly beneficially owns 10% or more of the voting power of the corporation's shares or an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation (an "Interested Stockholder") or an affiliate of such an Interested Stockholder are prohibited for five years after the most recent date on which the Interested Stockholder becomes an Interested Stockholder. Thereafter, any such business combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the Interested Stockholder with whom (or with whose affiliate) the business combination is to be effected, unless, among other conditions, the corporation's common stockholders receive a minimum price (as defined in the Maryland General Corporations Law) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Stockholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the Interested Stockholder becomes an Interested Stockholder.

         Pursuant to the statute, our board of directors has elected to exclude purchases of our common stock by Fortress from the operation of the statute. Consequently, the five-year prohibition and the super-majority vote requirements of the statute will not in any event apply to business combinations between Fortress and us. As a result, Fortress may be able to enter into business combinations with us without compliance by Fortress with the super-majority vote requirements and the other provisions of the statute.

         Control Share Acquisition Statute. The Maryland General Corporations Law provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquiror, and by officers of the corporation or by directors who are employees of the corporation. "Control shares" are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power except solely by virtue of a revocable proxy, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (1) one-tenth or more but less than one-third of all voting power, (2) one-third or more but less than a majority of all voting power, or (3) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval within any level of voting power set forth above. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions. A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting. If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of such shares are considered and not approved.

         If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition. The control share acquisition statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, (b) to acquisitions approved or exempted by the charter or bylaws of the corporation and adopted at any time before the acquisition of shares, or (c) to the acquisition of shares within one-tenth or more but less than one-fifth of all voting power of outstanding shares of stock of the corporation before June 1, 2000.

         Our bylaws have been amended to include a provision exempting from the control share acquisition statute any and all acquisitions by Fortress and its affiliates of up to 40% of the voting power of our common stock. This provision is irrevocable and may only be amended to increase the aggregate percentage of our common stock that Fortress may acquire.

         Possible Anti-takeover Effect of Certain Provisions of Maryland Law and of our Charter and Bylaws. The business combination provisions, if the applicable provision in our bylaws is rescinded, the control share acquisition provisions of the Maryland General Corporations Law, and the provisions of our charter on ownership and transfer of stock could delay, defer or prevent a change in control or other transaction that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Item 7. Financial Statements and Exhibits.

        (c)      Exhibits

                 Exhibit No.     Description

                     1.1 Underwriting Agreement dated as of November 26, 2001, by and between Fortress CAP LLC and Bear, Stearns & Co. Inc.

                     23.1 Consent of Ernst & Young LLP, dated as of November 26, 2001.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

November 28, 2001

                                      CAPSTEAD MORTGAGE CORPORATION



                                      By: /s/ Andrew F. Jacobs
                                          --------------------------------------
                                              Andrew F. Jacobs
                                              Executive Vice President - Control

                               INDEX TO EXHIBITS

                 Exhibit No.     Description
                 -----------     -----------
                     1.1         Underwriting Agreement dated as of November 26,
                                 2001, by and between Fortress CAP LLC and Bear,
                                 Stearns & Co. Inc.

                     23.1        Consent of Ernst & Young LLP, dated as of
                                 November 26, 2001.